Income (loss) per share (Tables)	12 Months Ended
Sep. 30, 2023
Income (loss) per share
Schedule of earnings and share data used in the basic and diluted gain (loss) per share computation

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
Net income (loss)	$(2,784)	$4,839
Basic weighted average number of shares	38,607	33,647
Diluted weighted average number of shares	38,607	36,302
Total - Basic	$(0.07)	$0.14
Total - Diluted	$(0.07)	$0.13